TriSalus Life Sciences Appoints Veteran Healthcare Investor
Michael Stansky to its Board of Directors

WESTMINSTER, Colo. — February 9, 2026 — TriSalus Life Sciences, Inc. (Nasdaq: TLSI) (“TriSalus” or the “Company”), an oncology-focused medical technology company advancing novel drug delivery technologies alongside standard-of-care therapies to improve outcomes for patients with solid tumors, today announced changes to its Board of Directors.
TriSalus announced that Dr. Arjun “JJ” Desai, a member of the Board since August of 2023, has elected to resign from the Board. The Company and the Board expressed their sincere appreciation for Dr. Desai’s service and contributions during his tenure.
Concurrently, TriSalus announced that Michael P. Stansky has been appointed to the Company’s Board of Directors, effective February 4, 2026.
Mr. Stansky brings 40 years of investment management and healthcare experience, advising and serving on the boards of numerous public and private healthcare companies. Most recently, Mr. Stansky served as a Managing Director at Tudor Investment Corporation, a global investment management firm, where he helped form the firm’s equity investment group and was responsible for long/short equity, crossover, and venture investments. Prior to Tudor, Mr. Stansky was an analyst and portfolio manager at Wellington Management Company.
Mr. Stansky currently serves on the board of directors of innovative healthcare companies including Insightec and Momentis Surgical. Past board positions include Mako Surgical, OrthoSensor and Transmedics. He holds a B.A. in Accounting from the University of Massachusetts and an M.B.A. from Harvard Business School. Mr. Stansky is a Certified Public Accountant and a Chartered Financial Analyst.
“On behalf of the Board, we thank JJ Desai for his leadership, thoughtful perspective, and commitment to TriSalus during a critical period of the Company’s development,” said Mats Wahlstrom, Chairman of TriSalus. “JJ has been a valued partner in advancing our strategy, and we wish him continued success in his future endeavors.”
“We are pleased to welcome Michael Stansky to the TriSalus Board,” Wahlstrom continued. “Michael has a strong track record as an investor and board member across the healthcare landscape. His deep experience in capital markets, governance, and value creation will be a meaningful asset as TriSalus continues to execute on its strategic and growth objectives.”
Mr. Stansky added, “I am honored to join the TriSalus Board at this important stage in the Company’s evolution. TriSalus’s PEDD™ platform has the potential to meaningfully improve outcomes for patients with solid tumors, and I look forward to contributing my experience to support the Company’s long-term vision and shareholder value creation.”

About TriSalus Life Sciences
TriSalus Life Sciences® is an oncology focused medical technology company seeking to transform outcomes for patients with solid tumors by integrating its innovative delivery technology with standard-of-care therapies, and with its investigational immunotherapeutic, nelitolimod, a class C Toll-like receptor 9 agonist, for a range of different therapeutic and technology applications. The Company’s platform includes devices that utilize a proprietary drug delivery technology and a clinical stage investigational immunotherapy. The Company’s three FDA-cleared devices use its proprietary Pressure-Enabled Drug Delivery™ (PEDD) approach to deliver a range of therapeutics: the TriNav® Infusion System and TriNav Infusion System LV for hepatic arterial infusion of liver tumors and the Pancreatic Retrograde Venous Infusion System for pancreatic tumors. The PEDD technology is a novel delivery approach designed to address the anatomic limitations of arterial infusion for the pancreas. The PEDD approach modulates pressure and flow in a manner that delivers more therapeutic to the tumor and is designed to reduce undesired delivery to normal tissue, bringing the potential to improve patient outcomes. Nelitolimod, the Company’s investigational immunotherapeutic candidate, is designed to improve patient outcomes by treating the immunosuppressive environment created by many tumors and which can make current immunotherapies ineffective in the liver and pancreas. Patient data generated during Pressure-Enabled Regional Immuno-Oncology™ (PERIO) clinical trials support the hypothesis that nelitolimod delivered via the PEDD technology may have favorable immune effects within the liver and systemically. The target for nelitolimod, TLR9, is expressed across cancer types and the mechanical barriers addressed by the PEDD technology are commonly present as well. The Company is in the final stages of data completion for a number of phase 1 clinical trials and will begin exploring partnership opportunities for development.
Forward Looking Statements
Statements made in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward‐looking statements. Such statements include, but are not limited to, statements regarding fourth quarter 2025 and full year 2025 financial results and 2026 financial outlook and future profitability, cash flows, and the Company’s ability to execute on its strategy. Risks that could cause actual results to differ from those expressed in these forward‐looking statements include the risk that the Company will not become profitable on its expected timeline, if at all, the risk that the reported financial results will differ from the estimates provided in this press release, risks associated with clinical development and regulatory approval of drug delivery and pharmaceutical product candidates, including that future clinical results may not be consistent with patient data generated during the Company’s clinical trials, the cost and timing of all development activities and clinical trials, unexpected safety and efficacy data observed during clinical studies, the risks associated with the credit facility, including the Company’s ability to remain in compliance with all its obligations thereunder to avoid an event of default, the risk that the Company will continue to raise capital through the issuance and sale of its equity securities to fund its operations, the risk that the Company will not be able to achieve the applicable revenue requirements to access additional financing under the credit facility, , changes in expected or existing competition or market conditions, changes in the regulatory environment, unexpected litigation or other disputes, unexpected expensed costs, made in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward‐looking statements. Such statements include, but are not limited to, statements regarding the benefits and potential benefits of the Company’s PEDD drug delivery technology, TriNav® system and nelitolimod investigational immunotherapy, and the Company’s ability to execute on its strategy. Risks that could cause actual results to differ from those expressed in these forward‐looking statements include risks associated with clinical development and regulatory approval of drug delivery and pharmaceutical product candidates, including that future clinical results may not be consistent with patient data generated during the Company’s clinical trials, the cost and timing of all development activities and clinical trials, unexpected safety and efficacy data observed during clinical studies, the risks associated with the credit facility, including the Company’s ability to remain in compliance with all its obligations thereunder to avoid an event of default, the risk that the Company will continue to raise capital through the issuance and sale of its equity securities to fund its operations, the risk that the Company will not be able to achieve the applicable revenue requirements to access additional financing under the credit facility, the risk that the Company will not become profitable on its expected timeline, if at all, the risk that the reported financial results will differ from the estimates provided in this press release, changes in expected or existing competition or market conditions, changes in the regulatory environment, unexpected litigation or other disputes, unexpected expensed costs, and other risks described in the Company’s filings with the Securities and Exchange Commission under the heading “Risk Factors.” All forward‐looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made except as required by law.

Contacts
For Media Inquiries:
Jeremy Feffer, Managing Director
LifeSci Advisors
212.915.2568
jfeffer@lifesciadvisors.com

For Investor Inquiries:
David Patience
Chief Financial Officer
investor.relations@trisaluslifesci.com

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